Semiannual Report

                                     JAPAN
                                     FUND

                                 --------------
                                 APRIL 30, 2000
                                 --------------


                            [LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Japan Fund

 .    Despite continued economic challenges, corporate earnings were encouraging.

 .    Returns slowed from last year, yet your fund surpassed its benchmarks handily.

 .    Holdings in technology, media, and telecommunications stocks dominated performance.

 .    Outside of technology we found opportunities in nonbank financials, real estate, food, and health care products.

 .    Volatility may persist, but we see attractive opportunities in Japan's changing corporate environment.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Japan's economy showed signs of life during the six months ended April 30, 2000, and its equity markets saw modest gains. Nonetheless, consumer sentiment and household spending remained subdued, and stock price volatility was common. The Japan Fund's returns slowed from previous periods, but were relatively good in a challenging market environment.

Your fund posted a six-month gain of 6.90%, significantly outpacing both the TSE First Section Index (which represents large Japanese stocks) and the TSE Second
Section Index (which tracks medium- and smaller-sized companies). It also surpassed the Lipper Japanese Funds Average by a respectable margin. Owing to strong gains during 1999, the fund's 12-month results were greater than 54%, exceeding all benchmarks except the TSE Second Section, which benefited from a strong small-cap rally in 1999.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/00                          6 Months  12 Months
------------------------------------------------------------------
Japan Fund                                       6.90%     54.24%
TSE First Section Index                          1.81      36.20
TSE Second Section Index                         2.03      65.90
Lipper Japanese Funds Average                    5.46      52.96

In our last report to you, we noted the heightened potential for volatility in the wake of the triple-digit gains made in the Japanese stock markets last year, and our concerns proved well founded. The market's sedate rise overall masked particularly volatile performance during the period and a huge range of sector performances. The remarkable rally of new economy stocks, particularly in the technology, media, and telecommunication stocks now known as "TMTs," continued into early 2000 but left the markets extremely unbalanced. By early February, the top five stocks in the TSE First Section represented 24% of its value. At the same time, four market sectors were up over 10% year-to-date, while 14 sectors had fallen more than 10%.

However, the top technology-related sectors could not hold on to their gains for long. Starting in about mid-February, investors grew uncomfortable with their high valuations. In March, it became clear that one of the largest Japanese Internet stocks, Softbank, and a leading mobile handset distributor, Hikari Tsushin, would miss their earnings targets, and a correction in the overheated U.S. Nasdaq market dampened sentiment as well. The euphoria peaked in February, and thereafter the most popular of these stocks fell into a dramatic correction. Few other areas of the market took up the slack: for example, the retail sector performed very poorly after the February failure of Nagasakiya, a regional general merchandise chain store operator.

MARKET REVIEW

The initial buoyancy of TMT stocks during the period contrasted with lackluster performance by the economy. Fourth-quarter GDP was negative, and while that outcome was anticipated, it was a disappointment. Unemployment rose to the post-war high of 4.9%. Industrial production strengthened, but worries about diminishing job security continued to depress consumer spending. Cutbacks in government pensions for the retired also hurt consumption. At the same time, the Bank of Japan had to intervene repeatedly in the economy to weaken a too-strong currency. This was effective, and the yen ended the period down 3%.

--------------------------------------------------------------------
T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER
--------------------------------------------------------------------------------

As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

JAPAN'S FIRST-EVER HOSTILE ACQUISITION BID...SENT A WAKE-UP CALL TO JAPAN'S POORLY MANAGED FIRMS [AND] WILL BE A POWERFUL INDUCEMENT TO MANAGERS TO RAISE RETURNS TO SHAREHOLDERS.

However, some economic data were more encouraging. Fourth-quarter corporate capital expenditures turned positive for the first time in two years, rising at a 3.1% yearly rate. This was a significant indication that a modest manufacturing recovery is underway. Corporate earnings also improved, with aggregate profits climbing at a 42% annual rate in the fourth quarter. While cost-cutting played a major role in this, sales also rose 2.2%--the first time since the second quarter of 1997 that sales have grown.

The political environment proved a worry. The debilitating stroke suffered by former Prime Minister Keizo Obuchi in early April resulted in Yoshio Mori becoming the new head of the Liberal Democratic Party and Prime Minister. Yet the process of selecting a new LDP leader remained as opaque as ever, and expectations for Mori remain low. He has never filled a major government position, occupying only party posts such as Secretary General. Of course, expectations for Obuchi were also low when he first came to power, and he proved a capable leader. Nonetheless, several political scandals have erupted around former Prime Minister and current Finance Minister Kiichi Miyazawa, Chief Cabinet Secretary Mikio Aoki, and Mori himself. These have further destabilized the already fragile LDP in the run-up to the next general election in late June.

Further structural reform of the economy seems unlikely in the next few months as electioneering takes priority. While this sounds discouraging, the impact on the market is likely to be muted. The most attractive investments in Japan have not been dependent on government policy. In fact, we believe that, in the near future, true restructuring lies firmly at the company level, not the government level. We were encouraged in January when M&A Consulting launched an unsolicited bid for Shoei, a small real estate developer. This was perhaps Japan's first-ever hostile acquisition bid, driven by an attempt to unlock the latent value in Shoei's asset portfolio.

We viewed this as an important development for several reasons. For the first time in our memory, the conditions for a successful hostile bid existed: 50% of TSE First Section stocks are trading at discounts to their book value, making acquisition a feasible and inexpensive option; the decline of equity cross-holdings among closely allied companies puts more shares of individual companies on the market; and specialist merger and acquisition funding and advice is much more readily available. The deal sent a wake-up call to Japan's poorly managed firms. The threat of a hostile bid will be a powerful inducement to managers to raise returns to shareholders.

PORTFOLIO STRATEGY

During the period under review, your fund benefited from the outperformance of several new economy stock holdings. The most notable performers were Internet investment company Softbank, electronic majors Fujitsu and Sony, and semiconductor equipment manufacturer Tokyo Electron. Mobile telephony has been a particularly strong theme over the past year, and your portfolio has benefited from significant positions in the NTT group companies, including Nippon Telegraph & Telephone and its mobile affiliate NTT DoCoMo. Holdings in handset manufacturer Matsushita Communication Industrial and handset component suppliers Kyocera, Rohm, and Murata Manufacturing were also valuable.

A merger agreement among three smaller telecom operators, DDI, IDO, and KDD, marked the first consolidation step among Japanese telecoms. In part, Kyocera's sharp rise owed to the fact it is the largest shareholder in the merged DDI/IDO/KDD group. NTT DoCoMo's strong performance reflected the greater-than-expected success of its Internet-compatible service, i-Mode, introduced in April 1999. Elsewhere in the TMT sectors, media company Fuji Television climbed. Its highly watched programs, advertising growth, distribution programs, and plans to provide TV viewers with Internet access via digital/interactive TV all proved popular with investors.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                    [GRAPH]

                   Energy                                 1%
                   Materials                              2%
                   Other and Reserves                     8%
                   Financial                             18%
                   Services                              19%
                   Consumer Goods                        24%
                   Capital Equipment                     28%

Based on net assets as of 4/30/00.

WE FREQUENTLY TOOK PROFITS IN TECHNOLOGY-RELATED STOCKS...

Outside the new economy, your fund's underweighting of the declining banking sector helped performance. Diversified financials (largely brokers) made strong gains due to the success of their stock fund launches. Nomura Securities surged in this environment. In addition, the fund's substantial exposure to smaller Japanese companies was also fruitful. We enjoyed remarkable rises in a range of companies, many of which were not affected by the frenzy surrounding new economy stocks.

Some of your fund's largest holdings, concentrated in the established, fundamentally sound technology and consumer electronics companies, performed well in an environment of rising demand for their products. Sony's plans to provide Internet banking, its upcoming U.S. launch of the Internet-compatible PlayStation 2, and its announcement of a stock split propelled its price higher. Restructuring, robust demand, and announcements about Internet-related alliances and services pushed NEC ahead. Canon's successful range of digital products and its strengthening position in the semiconductor production equipment market accounted for its buoyancy.

Because of the extreme differences in the performance of various sectors in the market, it was necessary for us to regularly adjust our portfolio exposures. We frequently took profits in technology-related stocks as their prices rose, because we were increasingly uncomfortable with the risk presented by their overstretched valuations. In particular, we trimmed our holdings in Sony, Matsushita Communication Industrial, Misumi Electric, NEC, Fujitsu, Kyocera, Murata, TDK, Tokyo Electron, Softbank, and the NTT companies. These moves softened the damage when the TMT stocks corrected after mid-February.

We have reinvested in other types of new economy companies that have not been swept up so far by investor enthusiasm. Examples include KDD, whose new merger agreement could result in the creation of a realistic domestic telecom competitor to NTT. Fanuc was added as a world-class play on the potential of artificial intelligence, while Shimadzu was attractive as an overlooked precision manufacturer with connections to the new economy. Smaller-cap additions included Pacific Metals, a beneficiary of aggressive restructuring and the strong

DESPITE THEIR RECENT CORRECTION, WE REMAIN CONFIDENT ABOUT THE PROSPECTS FOR SELECTED STOCKS IN THE BROADER JAPANESE TECHNOLOGY SECTOR.

rally in the nickel market, and Hitachi Cable, an electrical and telecommunications component maker. Despite their recent correction, we remain confident about the prospects for selected stocks in the broader Japanese technology sector. In particular, the potential demand for Internet-enabled cellular handsets and other portable devices could see explosive sales in the next 12 to 18 months.

Numerous nonbank financials also looked attractive. We added to holdings in some consumer finance and corporate loan companies that had been, in our view, excessively cheapened in the wake of last year's shokoh loan scandal. Recent weakness in the consumer finance sector saw declines in issues such as Takefuji and Aiful. Yet we haven't lost interest. Aiful, for example, is inexpensively valued and continues to enjoy good earnings growth. Meanwhile it has recently announced plans to acquire two mid-size consumer finance companies to expand its operations. Management also believes it can significantly reduce the operating costs at these companies. We maintained our overweight position in brokerage stocks despite taking partial profit in Nomura Securities by adding Daiwa Securities. Holdings in Nomura, Daiwa, and Cosmo Securities enjoyed earnings recoveries last fiscal year. We anticipate a return to sustainable earnings growth for the securities industry in the next few years.

OUTLOOK

Japan's economy remains fragile: in our view, it will be another one to two years before we see anything more than barely visible growth. But we believe that Japan is changing and that it still offers great opportunity at the individual stock level as corporations restructure and the older economy is infused with ideas from the new economy. We have very recently seen Japan's residents begin to redirect a small amount of their savings into stock mutual funds and equities. If this trend continues, it will provide an important boost to the demand for equities.

The Japanese stock markets are likely to remain volatile in the short term. Technology, media, and telecom stocks have been particularly vulnerable, but now that their share prices have significantly corrected, we believe the recent indiscriminate selling will be replaced by an attempt to distinguish between the longer-term winners and losers.

When the dust settles over the next few months, we anticipate a return to a greater emphasis on fundamentals and a renewed respect for sustainable earnings and management prowess.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
Chairman

/s/ John R. Ford

John R. Ford
President

May 25, 2000

-------------------------------------------------------------------------------
NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                              Percent of
                                                              Net Assets
                                                               4/30/00
--------------------------------------------------------------------------------
NTT DoCoMo                                                       3.0%
Canon                                                            2.7
Sony                                                             2.6
Lux                                                              2.5
Hitachi Cable                                                    2.4
--------------------------------------------------------------------------------
Honda Motor                                                      2.4
Nomura Securities                                                2.4
Rohm                                                             2.3
Softbank                                                         2.2
Matsushita Electric Industrial                                   2.1
--------------------------------------------------------------------------------
Matsushita Communication Industrial                              1.9
Sanwa Bank                                                       1.9
Fanuc                                                            1.9
Murata Manufacturing                                             1.8
Tokyo Electron                                                   1.8
--------------------------------------------------------------------------------
Fuji Television Network                                          1.8
Yakult Honsha                                                    1.7
Daiwa Securities                                                 1.7
Kyocera                                                          1.6
Cosmo Securities                                                 1.6
--------------------------------------------------------------------------------
Aiful                                                            1.6
Nippon Telegraph & Telephone                                     1.6
Takefuji                                                         1.5
NEC                                                              1.5
Fujitsu                                                          1.4
--------------------------------------------------------------------------------
Total                                                           49.9%

Note: Table excludes reserves.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

JAPAN FUND
--------------------------------------------------------------------------------

As of 4/30/00

                                    [GRAPH]

                      TSE First         Lipper Japan
                     Section Index      Funds Average Japan Fund   Fund-Area
12/30/91                 10,000            10,000       10,000       10,000
  Apr-92                  7,200             7,995        8,860        8,860
  Apr-93                 10,610            10,777       11,160       11,160
  Apr-94                 11,503            11,930       12,434       12,434
  Apr-95                 11,541            11,358       11,576       11,576
  Apr-96                 11,902            12,296       12,421       12,421
  Apr-97                  8,268             9,136        9,920        9,920
  Apr-98                  6,739             7,626        8,241        8,241
  Apr-99                  8,156             9,599       11,083       11,083
  Apr-00                 11,108            13,338       17,093       17,093


--------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since     Inception
Periods Ended 4/30/00       1 Year    3 Years   5 Years     Inception     Date
--------------------------------------------------------------------------------
Japan Fund                  54.24%    19.89%    8.11%         6.65%     12/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited

----------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   6 Months            Year
                                      Ended           Ended
                                    4/30/00        10/31/99        10/31/98        10/31/97        10/31/96             10/31/95
NET ASSET VALUE
Beginning of period          $        13.62  $         6.72  $         7.97  $         9.02  $         9.39       $        11.64
Investment activities
 Net investment
 income (loss)                        (0.03)          (0.02)          (0.03)          (0.03)          (0.05)               (0.04)
 Net realized and
 unrealized gain (loss)                0.97            6.92           (1.22)          (1.02)          (0.32)               (1.40)
 Total from
 investment activities                 0.94            6.90           (1.25)          (1.05)          (0.37)               (1.44)
Distributions
 Net realized gain                    (0.05)          --              --              --              --                   (0.81)

NET ASSET VALUE
End of period                $        14.51  $        13.62  $         6.72  $         7.97  $         9.02       $         9.39
                            ------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return/u/                        6.90%         102.68%         (15.68)%        (11.64)%         (3.94)%             (12.87)%
Ratio of total expenses to
average net assets                     1.07%+          1.14%           1.32%           1.24%           1.32%                1.50%
Ratio of net investment
income (loss) to average
net assets                            (0.36)%+        (0.27)%         (0.37)%         (0.39)%         (0.48)%              (0.48)%
Portfolio turnover rate                75.5%+          58.8%           66.9%           32.3%           29.8%                62.4%
Net assets, end of period
(in thousands)               $      455,052  $      513,739  $      150,949  $      170,830  $      167,118       $      181,383

/u/ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000


--------------------------
PORTFOLIO OF INVESTMENTS                                  Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands
JAPAN 92.0%

COMMON STOCKS 92.0%

Capital Equipment 27.9%
Canon                                                    272,000       $  12,440
Densei Lambda                                             31,200             592
Fanuc                                                     80,600           8,447
Fujitsu                                                  232,000           6,572
Hirose Electric                                           30,100           3,639
Hitachi                                                  521,000           6,222
Hitachi Cable                                          1,263,000          10,769
Koyo Seiko                                               878,000           6,096
Kyocera                                                   43,900           7,344
Matsushita Communication Industrial                       56,000           8,783
Murata Manufacturing                                      43,000           8,360
NEC                                                      246,000           6,696
Nidec (New shares) *                                      19,300           1,513
Nidec                                                     17,700           1,229
Nissho Electronics                                       188,800           6,467
Rohm                                                      30,600          10,255
Sanden                                                   877,000           4,652
Shimadzu                                               1,074,000           5,419
TDK                                                       22,000           2,947
Tokyo Electron                                            51,000           8,315
                                                                       ---------
Total Capital Equipment                                                  126,757
                                                                       ---------

Consumer Goods 23.7%
Ajinomoto                                                317,000           3,624
Bridgestone                                              298,000           6,470
Honda Motor                                              240,000          10,732
Kao                                                      118,000           3,594
Koha                                                      24,000             911
Lux                                                    1,250,000          11,445
Matsushita Electric Industrial                           361,000           9,559
Mazda Motor                                            1,799,000           5,530
Sankyo                                                    51,000           1,124
Santen Pharmaceutical                                    285,000           6,306

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands
Sharp                                                  298,000         $   5,752
Shiseido                                               317,000             4,009
Sony (New shares) *                                     53,600             6,203
Sony                                                    49,600             5,698
Sumitomo Rubber Industries                             583,000             3,050
Takeda Chemical Industries                              73,000             4,805
Watami Food Service                                     15,800             1,316
Yakult Honsha                                          764,000             7,851
Yamaha Motor                                           584,000             4,985
Yamanouchi Pharmaceutical                               94,000             4,969
                                                                       ---------
Total Consumer Goods                                                     107,933
                                                                       ---------

Energy 1.3%
Hitachi Metals                                         130,000             1,043
Tokyo Electric Power                                   208,200             4,915
                                                                       ---------
Total Energy                                                               5,958
                                                                       ---------

Financial 18.2%
Aiful                                                   45,950             4,637
Aiful (New shares) *                                    22,975             2,531
Cosmo Securities                                     2,872,000             7,206
Daiwa Securities                                       506,000             7,730
Fuji Bank                                              681,000             5,674
Goldcrest                                               54,500             5,929
Mitsui Fudosan                                         557,000             5,662
Nomura Securities                                      425,000            10,702
Sakura Bank                                            373,000             2,617
Sanwa Bank                                             900,000             8,699
Shohkoh Fund                                            14,870             2,657
Sumitomo Bank                                          436,000             5,453
Suruga Bank                                            377,000             6,457
Takefuji                                                65,500             6,931
                                                                       ---------
Total Financial                                                           82,885
                                                                       ---------

Materials 2.2%
Pacific Metals                                       2,975,000             6,335
Shin-Etsu Chemical                                      67,000             3,542
                                                                       ---------
Total Materials                                                            9,877
                                                                       ---------
12

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


                                                          Shares           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Miscellaneous 0.2%
Combi                                                      72,000      $     833
                                                                       ---------
Total Miscellaneous                                                          833
                                                                       ---------

Services 18.5%
Benes *                                                    21,300          1,948
Benesse                                                    19,600          1,711
Crayfish ADR (USD) *                                       20,000            293
Fuji Soft ABC                                              12,100            717
Fuji Television Network                                       498          8,299
Internet Initiative Japan ADR (USD) *                      92,804          5,533
Ito-Yokado                                                 83,000          6,063
Japan Business                                             81,000          3,779
Megachips                                                  29,000          1,775
Mitsubishi                                                366,000          3,185
Nippon Telegraph & Telephone                                  572          7,096
NTT DoCoMo                                                    413         13,803
OBIC                                                        5,600          3,137
Secom                                                      73,000          6,123
Softbank *                                                 40,800         10,085
Sumisho Electronic                                        113,000          2,092
Sumitomo                                                  351,000          3,932
Sunkus & Associates                                        56,890          2,028
Toyo Information                                           56,000          2,826
                                                                       ---------
Total Services                                                            84,425
                                                                       ---------
Total Common Stocks                                                      418,668
                                                                       ---------
Total Japan (Cost $303,804)                                              418,668
                                                                       ---------

SHORT-TERM INVESTMENTS 6.1%

Money Market Funds 6.1%
Reserve Investment Fund, 6.18% #                       27,703,483         27,703
                                                                       ---------
Total Short-Term Investments (Cost $27,703)                               27,703
                                                                       ---------

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Total Investments in Securities
98.1% of Net Assets (Cost $331,507)                                  $   446,371

Forward Currency Exchange Contracts
In thousands
                                                                     Unrealized
Counterparty         Settlement   Receive         Deliver            Gain (Loss)
------------         ----------   -------         -------            -----------
Chase Manhattan        5/31/00     USD     24,400  JPY    2,436,218  $     1,713
                                                                     -----------
Net unrealized gain (loss) on open forward
currency exchange contracts                                                1,713
                                                                     -----------

Other Assets Less Liabilities                                              6,968
                                                                     -----------

NET ASSETS                                                           $   455,052
                                                                     ===========

#    Seven-day yield
*    Non-income producing
ADR  American depository receipt
JPY  Japanese yen
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

    Assets
    Investments in securities, at value (cost $331,507)               $ 446,371
    Securities lending collateral                                        61,740
    Other assets                                                         15,388
                                                                      ---------
    Total assets                                                        523,499
                                                                      ---------

    Liabilities
    Obligation to return securities lending collateral                   61,740
    Other liabilities                                                     6,707
                                                                      ---------
    Total liabilities                                                    68,447
                                                                      ---------

    NET ASSETS                                                        $ 455,052
                                                                      =========
    Net Assets Consist of:
    Accumulated net investment income - net of distributions          $    (937)
    Accumulated net realized gain/loss - net of distributions            55,450
    Net unrealized gain (loss)                                          116,490
    Paid-in-capital applicable to 31,364,634 shares of
    $0.01 par value capital stock outstanding;
    2,000,000,000 shares of the Corporation authorized                  284,049
                                                                      ---------

    NET ASSETS                                                        $ 455,052
                                                                      =========
    NET ASSET VALUE PER SHARE                                         $   14.51
                                                                      =========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited


-------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         4/30/00
Investment Income (Loss)
Income
 Dividend (net of foreign taxes of $186)                               $  1,057
 Interest                                                                   641
 Securities lending                                                         170
                                                                       --------
 Total income                                                             1,868
                                                                       --------
Expenses
 Investment management                                                    2,146
 Shareholder servicing                                                      436
 Custody and accounting                                                     158
 Prospectus and shareholder reports                                          28
 Registration                                                                20
 Legal and audit                                                             10
 Directors                                                                    3
 Miscellaneous                                                                4
                                                                       --------
 Total expenses                                                           2,805
                                                                       --------
Net investment income (loss)                                               (937)
                                                                       --------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                              62,803
 Futures                                                                      4
 Foreign currency transactions                                             (607)
                                                                       --------
 Net realized gain (loss)                                                62,200
                                                                       --------
Change in net unrealized gain or loss
 Securities                                                             (25,559)
 Other assets and liabilities
 denominated in foreign currencies                                        1,621
                                                                       --------
 Change in net unrealized gain or loss                                  (23,938)
                                                                       --------
Net realized and unrealized gain (loss)                                  38,262
                                                                       --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 37,325
                                                                       ========


The accompanying notes are an integral part of these financial statements.


16
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited


-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                          6 Months         Year
                                                             Ended        Ended
                                                           4/30/00     10/31/99
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                             $    (937)   $    (762)
Net realized gain (loss)                                    62,200       43,843
Change in net unrealized gain or loss                      (23,938)     161,407
                                                         ----------------------
Increase (decrease) in net assets from operations           37,325      204,488
                                                         ----------------------
Distributions to shareholders
Net realized gain                                           (1,884)          --
                                                         ----------------------
Capital share transactions*
Shares sold                                                248,755      439,514
Distributions reinvested                                     1,821           --
Shares redeemed                                           (344,704)    (281,212)
                                                         ----------------------
Increase (decrease) in net assets from capital
share transactions                                         (94,128)     158,302
                                                         ----------------------

Net Assets
Increase (decrease) during period                          (58,687)     362,790
Beginning of period                                        513,739      150,949
                                                         ----------------------
End of period                                            $ 455,052    $ 513,739
                                                         ======================

* Share information
Shares sold                                                 16,930       42,892
Distributions reinvested                                       125           --
Shares redeemed                                            (23,402)     (27,654)
                                                         ----------------------
Increase (decrease) in shares outstanding                   (6,347)      15,238



The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000


-------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991. The Japan Fund seeks long-term growth of capital by investing in the common stocks of large and small companies located, or with primary operations, in Japan.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.


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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Unrealized gains and losses on foward currency exchange contracts are included in other assets and other liabilities, respectively, and in change in unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Foward Currency Exchange Contracts At April 30, 2000, the fund was a party to foward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $57,666,000; aggregate collateral consisted of $61,740,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $189,471,000 and $285,793,000, respectively, for the six months ended April 30, 2000.


19
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $3,441,000, all of which expire in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $331,507,000. Net unrealized gain aggregated $114,864,000 at period-end, of which $133,520,000 related to appreciated investments and $18,656,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $312,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000 and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.


20
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $383,000 for the six months ended April 30, 2000, of which $82,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.4% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the fund was allocated $8,000 of Spectrum expenses, $3,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $639,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $50,861,000 with certain affiliates of the manager and paid commissions of $75,000 related thereto.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

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T. Rowe Price Investment Services, Inc., Distributor.            F62-051 4/30/00